UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 25, 2011

Date of Report (Date of earliest event reported)

Titan Holding Group, Inc.

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-54257

(Commission File Number)

27-3079741

(IRS Employer Identification No.)

123 W. 1st Street, Suite 675, Casper, Wyoming 82601

(Address of Principal Executive Offices and Zip Code)

(307) 459-0571

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 5 – Corporate Governance and Management

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

On October 20, 2011, we filed an amendment to our Articles of Incorporation with the Florida Division of Corporations.  Pursuant to the amendment, we changed the name of the Company to “Powder River Coal Corp.”  We also designated a new principal office and mailing address for the Company which is 123 W. 1st Street, Suite 675, Casper, Wyoming. Finally, we reduce the number of authorized shares of our common stock to three hundred thousand (300,000).

Section 8 – Other Events

Item 8.01 Other Events.

The Board of Directors of the Company has accepted an offer from Andrew D. Grant to cancel 1,750,000 shares of Company common stock owned by him.

Section 9 -  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Articles of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN HOLDING GROUP, INC.

By:

/s/:  Andrew D. Grant

Andrew D. Grant, Chief Executive Officer

DATED:  October 25, 2011.

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